UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

IPIX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                             000-26363                                  52-2213841
(State or other                            (Commission                               (IRS Employer
jurisdiction of incorporation)                       File Number)                             Identification Number)

12120 SUNSET HILLS ROAD, SUITE 410 RESTON, VIRGINIA 20910
                            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (703) 674-4100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 27, 2006, IPIX Corporation (the "Company") entered into a separation agreement (the "Separation Agreement") with Charles A. Crew, the Chief Financial Officer of the Company, which is being filed with this report as Exhibit 10.1. The Company and Mr. Crew have agreed to terminate the employment agreement between the Company and Mr. Crew dated April 1, 2005 (the "Employment Agreement") effective April, 1, 2006. Under the Separation Agreement, the Company will pay any portion of Mr. Crew's base salary, vacation time, travel and business expense incurred or accrued through April 1, 2006. The Company will also pay total bonus compensation to Mr. Crew of $20,000 for the fourth quarter of 2005 and first quarter of 2006 as provided in Mr. Crew's employment agreement. In addition, the Company will pay Mr. Crew a severance payment of $200,000. Stock options to purchase up to 200,000 shares of Company common stock granted to Mr. Crew on April 1, 2005 will become fully vested on April 1, 2006, and such options must be exercised on or before June 30, 2006, at which time they will expire. For a period of six months after April 1, 2006, the Company will reimburse Mr. Crew for the amount of any premium payments for group health coverage made by Mr. Crew pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The Employment Agreement between the Company and Mr. Crew was terminated effective as of April 1, 2006, except that certain obligations concerning confidentiality, non-solicitation and non-disparagement will survive termination. The principal terms of the Employment Agreement have been described in previous SEC filings by the Company. A copy of the Employment Agreement was filed as Exhibit 10.3 to the current report on Form 8-K filed by the Company on April 4, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective April 1, 2006, Mr. Crew will resign as Chief Financial Officer of the Company. The Company has commenced a search for a replacement for Mr. Crew and intends to appoint a successor as soon as practicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement dated February 27, 2006 between IPIX Corporation and Charles A. Crew

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 IPIX CORPORATION

Dated: March 3, 2006                   /s/Clara M. Conti
  Clara M. Conti
  Chief Executive Officer

EXHIBIT 10.1

SEPARATION AGREEMENT

AGREEMENT (the “Agreement”) dated as of February 27, 2006 between IPIX Corporation, a Delaware corporation with its principal offices at 12120 Sunset Hills Road, Suite 410, Reston, Virginia (the “Company”) and Charles A. Crew (“Employee”).

WHEREAS, IPIX Corporation and Employee are parties to an employment agreement dated April 1, 2005 (the “Employment Agreement”);

WHEREAS, the Company and Employee desire to terminate the Employment Agreement; and

WHEREAS, the Company and Employee desire to enter into this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

Section 1. Termination of Employment Agreement. The Company and Employee mutually agree to terminate the Employment Agreement, and all rights and duties arising from it or under it, effective as of April 1, 2006 (the “Termination Date”), except as specifically provided herein.

Section 2. Severance Payments to Employee: Other Matters.

(a) On the Termination Date, the Company shall pay any portion of Employee’s now current base salary, accrued vacation time, and travel, entertainment or other business expenses incurred or accrued but not paid, as of the Termination Date. The Company shall also pay total Bonus Compensation of $20,000 for the fourth quarter of 2005 and the first quarter of 2006 as provided for in the Employment Agreement. In addition, the Company shall pay to Employee, on the Termination Date and in one lump sum, as severance the amount of $200,000 (the “Severance Payment”).

(b) The Company may withhold from any amounts payable under this Agreement any U.S. federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation. The Company’s obligations to make any payments pursuant to this Section 2 are expressly conditioned on Employee's continued compliance with the provisions of this Agreement.

(c) For the period of six (6) months after the Termination Date the Company shall reimburse Employee for the amount of Employee's premium payments for group health coverage, if any, elected by Employee pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”); provided, however, that Employee shall be solely responsible for all matters relating to Employee's continuation of coverage pursuant to COBRA, including (without limitation) Employee's election of such coverage and Employee's timely payment of premiums.

(d) Employee's stock options granted to Employee on April 1, 2005 pursuant to the IPIX Corporation Stock Option Agreements between Employee and the Company, and pursuant to the Amended and Restated IPIX Corporation Equity Incentive Plan, shall become fully vested on the Termination Date up to the amount of 200,000 options. Employee’s vested options shall be exercisable within ninety (90) days thereafter in the manner set forth in the applicable IPIX Corporation Stock Option Agreement.

(e) Employee acknowledges that the Company makes no representations to Employee regarding the financial or tax consequences of the payments or benefits provided under this Agreement.

(f) Up to and including the Termination Date, Employee shall continue to be enrolled in the Directors and Officers Liability Insurance Plan, and the Company shall continue to provide this benefit to Employee.

Section 3. Post-Employment Activities.

(a) Conditional Nature of the Severance Payment; Non-Competition. Employee acknowledges and agrees that he will continue to be bound by Section 8 of the Employment Agreement for the time periods specified therein, and that Section 8 of the Employment Agreement shall survive termination of Employee’s employment. Employee further acknowledges that the Remedies section (Section 9 of the Employment Agreement) and Assistance in Litigation section (Section 10.6 of the Employment Agreement) of the Employment Agreement shall survive termination of Employee’s employment. Employee agrees and acknowledges that the Employee's right to receive and keep the severance payments and other benefits set forth in Section 2 is conditioned upon Employee continuing to observe, and not be in breach of, the provisions of the Confidentiality Agreement and the Employment Agreement Provisions. Upon any breach of the Confidentiality Agreement or the Employment Agreement Provisions, all severance payments and other benefits pursuant to Section 2 of this Agreement shall immediately cease, or if already paid, shall be recoverable in full by the Company.

(b) Exclusions. No provision of this Agreement or the Employment Agreement shall be construed to preclude Employee from performing the same services which the Company retained Employee to perform for any person or entity, or a division of any entity, which is not a “Competitor” of the Company (as defined in the Employment Agreement) upon the expiration or termination of Employee’s employment (or any post-employment consultation) so long as Employee does not thereby violate Section 8 of the Employment Agreement.

Section 4. Remedies. Employee's obligations under Section 3 of this Agreement shall survive the Termination Date. Employee acknowledges that a remedy at law for any breach or threatened breach by Employee of Section 3 of this Agreement would be inadequate and Employee therefore agrees that the Company shall be entitled to injunctive relief in any court of competent jurisdiction in the case of any such breach or threatened breach. Employee acknowledges that this Section 4 does not limit the Company's right to seek monetary damages for breach of this Agreement.

Section 5. Releases.

(a) By Employee. For and in consideration of the payment to be made and for other valuable consideration to be provided to Employee pursuant to this Agreement, Employee, for himself, his heirs, executors, administrators, trustees, legal representatives, successors and assigns (hereinafter, collectively referred to as "Releasors”), hereby forever releases and discharges the Company and any of its past, present or future parent entities, and all of the partners, subsidiaries, affiliates, divisions, employee benefit and/or pension plans or funds, successors and assigns of each and any of its or their past, present or future directors, officers, attorneys, agents, trustees, administrators, employees, or assigns (whether acting as agents for the Company or in their individual capacities) (hereinafter collectively referred to as “Releasees”) from any and all claims, demands, causes of action, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, federal, state, local, or otherwise), whether known or unknown, suspected or unsuspected, disclosed or undisclosed, by reason of any act, omission, transaction or occurrence which Releasors ever had, now have or hereafter can, shall or may have against Releasees up to and including the Termination Date. Without limiting the generality of the foregoing, Releasors hereby release and discharge Releasees from:

(i) any and all claims relating to Employee's employment ("employment" in this Agreement refers to any remunerative relationship, including without limitation, any form of independent contractor or consultant relationship);

(ii) any and all claims of employment discrimination, harassment and/or retaliation under any federal, state or local statute or ordinance, including without limitation, any and all claims under Title VII of the Civil Rights Act, the Age Discrimination in Employment Act (“ADEA”), the Fair Labor Standards Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act;

(iii) any and all claims for tortious conduct, wrongful discharge and/or breach of employment contract or commission agreement;

(iv) any claims for compensation including but not limited to salary, bonus, stock, or stock options;

(v) any all claims for attorney's fees, costs, disbursements and the like which Employee ever had, now has or hereafter can, shall or may have against Releasees for, upon or by reason of any act, omission, transaction or occurrence up to and including the Termination Date; and

Employee acknowledges that he is knowingly and voluntarily waiving and releasing any rights he may have under the ADEA, as amended. Employee also acknowledges that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which he was already entitled. Employee further acknowledges that he has been advised by this writing, as required by the ADEA, that: (a) his waiver and release do not apply to any rights or claims that may arise after the execution date of this Agreement; (b) he has been advised hereby that he has the right to consult with an attorney prior to executing this Agreement; (c) he has twenty-one (21) days to consider this Agreement; (d) he has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement by giving written notice of his intention to revoke to the Chief Executive Officer of the Company; and (e) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after this Agreement is executed by Employee, provided that the Company has also executed this Agreement by that date (“Effective Date”).

(b) By the Company. For and in consideration of the termination of the Employment Agreement, and for other good and valuable consideration, the Company and any of its past, present or future parent entities, partners, subsidiaries, affiliates, divisions, and each and any of its or their past, present or future directors, officers, attorneys, agents, trustees, administrators, employees, or assigns (whether acting as agents for the Company or in their individual capacities) (hereinafter, collectively referred to as "Releasors”), hereby forever release and discharge Employee, for himself, his heirs, executors, administrators, trustees, legal representatives, successors and assigns (hereinafter collectively referred to as “Releasees”) from any and all claims, demands, causes of action, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, federal, state, local, or otherwise), whether known or unknown, suspected or unsuspected, disclosed or undisclosed, by reason of any act, omission, transaction or occurrence which Releasors ever had, now have or hereafter can, shall or may have against Releasees up to and including the Termination Date. Without limiting the generality of the foregoing, Releasors hereby release and discharge Releasees from:

(i) any and all claims relating to Employee's employment with the Company ("employment" in this Agreement refers to any remunerative relationship, including without limitation, any form of independent contractor or consultant relationship);

(ii) any and all claims for tortious or wrongful conduct and/or breach of the Employment Agreement, Confidentiality Agreement, or any other agreement between the parties;

(iii) any all claims for attorney's fees, costs, disbursements and the like which Releasors ever had, now have or hereafter can, shall or may have against Releasees for, upon or by reason of any act, omission, transaction or occurrence up to and including the Termination Date.

Section 6. Miscellaneous.

(a) Governing Law Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to the conflict of law principals of Virginia.

(b) Entire Agreement Amendments. This Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the subject matter of this Agreement. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

(c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

(e) Assignment. This Agreement shall not be assignable by Employee and may be assigned by the Company without the consent of Employee; provided, however, that the Company shall require any successor to substantially all of the stock, assets or business of the Company to assume this Agreement,

(f)  Successors; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, including successors to all or substantially all of the stock, business and/or assets of the Company, heirs, distributees, devisees and legatees of the parties.

(g) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the execution page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt. Provided, however, that this Section 6 (g) shall not apply to notice of revocation under Section 5 of this Agreement, which notice shall be given as specified in Section 5.

(h) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

-Signature Page To Follow-

THE COMPANY:

Date: 2/27/06                         By: /s/ Clara M. Conti
                                IPIX Corporation

 Title:  Chief Executive Officer

Address:   12120 Sunset Hills Road
 Suite 410
 Reston, Virginia 20190

EMPLOYEE:

Date: 2/27/06                         By:  /s/ Charles A. Crew
                                Charles A. Crew

Address:  52 N. Orchard Way
                             Potomac, MD  20854